ZERO COUPON SECURED PROMISSORY NOTE

Issue Price: **$25,000.00**

Principal Amount: **$50,000.00** **November 22, 2019**

The Borrower is ENDO Brands, Inc. a Nevada corporation, located at 3235 Skylane Drive, Suite127, Carrollton, TX 75006, ("***Borrower***").

The Lender is Alex Gyr ("***Lender***" or "***Holder***"), located at 3810 Inwood Rd #207 Dallas TX 75209

1. **Principal**. For value received, consisting of an initial issue price of Twenty-five Thousand Dollars ($25,000.00), Borrower promises to pay Lender Fifty Thousand Dollars ($50,000.00) (the "***Principal Amount***"). This Note is a zero coupon note. All sums owed under this Note are payable in lawful money of the United States of America. Payment shall be made at Lender's address as above.

2. **Interest**.

(a) Payment of Interest. If the Debtor repays this Note on or before the Maturity Date and no Event of Default has occurred, the Interest Rate shall be zero percent (0.00%).

(b) Prepayment. Borrower may prepay the principal amount of this Note at any time upon at least five (5) business days prior notice to Holder.

3. **Maturity**. The Principal Amount of this Note shall become due and payable on February 20, 2020 (the "***Maturity Date***"). The failure of the Lender to insist upon immediate payment in full upon the Maturity Date shall not be deemed a waiver of such right. The Lender has the right to extend the Maturity Date in its sole discretion by delivery of notice, as described below.

4. **Collateral/Security Interest**. Borrower's obligation to pay the amounts owed to Lender under this Note is secured by a security interest in the Borrower's current or purchased inventory, (the "***Collateral***").

5. **Default**. Borrower will be in default if any of the following occurs: (a) Borrower fails to make payment of the Principal Amount when due and fails to cure the default within the time period specified herein; and/or (b) Borrower fails in any material respect to comply with or to perform when due any other material term, obligation, covenant, or condition contained in this Note and fails to cure the default within the time period specified herein. Notwithstanding any provisions to the contrary contained in this Note, in the event of default by the Borrower, the Lender must provide Borrower with written notice of default, and the Borrower will have five (5) business days to cure the default. If Borrower has not timely cured the default, then Lender may, with notice to Borrower, declare an "***Event of Default***."

6. **Lender's Rights**. Upon default, Lender may declare the entire unpaid Principal Amount immediately due. Upon the failure to pay the Principal Amount upon final maturity, Lender, at its option, may charge default interest on this Note at a rate equal to the lesser of (i) eighteen percent (18%) per annum and (ii) the maximum rate permitted under applicable usury or other laws. Any interest payable is in addition to the original issue discount ("***OID***") built into the Note, and that OID remains payable regardless of time and manner of payment by Borrower.

7. **Collection Costs**. If Lender prevails in a lawsuit to collect on this Note, Borrower will pay Lender's costs and attorneys' fees in an amount the court finds to be reasonable.

8. **Investment Representations**. The Lender hereby represents, warrants, acknowledges and agrees that:

8.1 Investment. The Lender is acquiring this Note for the Lender's own account, and not directly or indirectly for the account of any other person.

8.2 Access to Information. The Lender has had the opportunity to ask questions of, and to receive answers from, the chief executive officer of Borrower with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business and affairs of Borrower. The Lender has had access to such financial and other information as Lender considers necessary in order for the Lender to make a fully informed decision as to investment in the Note.

8.3 Experience; Pre-Existing Relationship. Lender has such business or financial expertise as to be able to protect the Lender's own interests in connection with the Note. Lender has a preexisting personal or business relationship with Borrower and/or certain of its officers and/or directors of a nature and duration sufficient to make Lender aware of the character, business acumen and general business and financial circumstances of Borrower and/or such officers and directors. By reason of Lender's business or financial experience, Lender is capable of evaluating the merits and risks of this investment, has the ability to protect Lender's own interests in this transaction and is financially capable of bearing a total loss of this investment.

8.4 No Tax Advice. Lender represents and warrants that Lender is not relying on Borrower for any tax advice concerning the federal or state income or other tax consequences of this Note acquired hereunder by Lender.

8.5 Accredited Investor; No General Solicitation. Lender is an "accredited investor" within the meaning of Regulation D promulgated under the Act. At no time was Lender presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television, email or other form of general advertising or solicitation in connection with the Note.

9. **Miscellaneous**.

9.1 Notices. Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one business day after deposit with an express overnight courier for United States deliveries, or two business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; (iii) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified; or (iv) one business day after transmission by telecopier with confirmation of successful transmission, to the addresses set forth at the beginning of this Note (or, with respect to Lender, at the address for Lender that is contained in the Borrower's stock and note records), or at such other address as any party may designate by giving written notice to the other party.

9.2 Entire Agreement. This Note contemplated hereby (a) represents the entire agreement between the parties and replaces and supersedes any and all oral agreements between the parties, as well as any prior agreement and understandings, writings, both written and oral, among the parties with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned (other than by operation of law).

9.3 Successors and Assignees. This Note binds and benefits the heirs, successors and assignees of the parties.

9.4 Governing Law; Consent to Jurisdiction. This Note will be governed by and construed in accordance with the laws of the state of Texas. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court in Dallas, Texas, in connection with any matter based upon

or arising out of this Note or the matters contemplated herein, agrees that process may be served upon them in any manner authorized in this Note for the delivery of notices, and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

9.5 Waiver. If one party waives any term or provision of this Note at any time, that waiver will be effective only for the specific instance and specific purpose for which the waiver was given. If either party fails to exercise or delays exercising any of its rights or remedies under this Note, that party retains the right to enforce that term or provision at a later time.

9.6 Severability. If any court determines that any provision of this Note is invalid or unenforceable, any invalidity or unenforceability will affect only that provision and will not make any other provision of this Note invalid or unenforceable and such provision shall be modified, amended or limited only to the extent necessary to render it valid and enforceable.

9.7 Counterparts. This Note may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Facsimile signatures shall be as effective as originals.

IN WITNESS WHEREOF, Borrower and Lender have executed this Secured Promissory Note as of the date first written above.

BORROWER:

ENDO BRANDS, INC.

By: ______________________
Chief Executive Officer

3235 Skylane Dr., Ste. 127
Carrollton, TX 75006

Date: November, 22, 2019

LENDER:

Name: Alex Gyr

Signature: ______________________

Address: 3810 Inwood Rd #207

City/State/Zip: Dallas TX 75209

Date: November 22, 2019

Make check payable to and mail or deliver check and Note Agreement to:

Endo Brands, Inc.
3235 Skylane Drive, Suite 127
Carrollton, TX 75006

If you wish to wire your funds, please follow these instructions:

Account Name: Health Talk Live, Inc.
Account Number: 325076603307
Bank Name: Bank of America
Bank Address: 5952 W. {Parker Road, Plano, TX 75093
ABA Routing: 026009593 (wires)
Swift Code: BOFAUS3N (U.S. currency)

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

RIGHT ON BRANDS, INC.

COMMON STOCK PURCHASE WARRANT

DATED, as of November 22, 2019

Holder: Alex Gyr

Number of Warrants: 500,000

THIS CERTIFIES THAT Holder is the owner of the number of Warrants set forth above issued by Right On Brands, Inc., a Nevada corporation (hereinafter called the "Company"). Each Warrant entitles the Holder to purchase one share (collectively the "Warrant Shares") of the common stock of the Company ("Common Stock") at an exercise price per share of $0.05 per share (the "Exercise Price") at any time during the period commencing on November 22, 2019 and ending on November 21, 2021 (the "Expiration Date").

1. Method of Exercise; Payment.

(a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company or by wire transfer to an account designated by the Company, of an amount equal to the aggregate Exercise Price of the Warrant Shares being purchased.

(b) Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

Where: X = the number of the Warrant Shares to be issued to the Holder.

Y = the number of the Warrant Shares purchasable under this Warrant.

A = the fair market value of one Share on the date of determination.

B = the per share Exercise Price (as adjusted to the date of such calculation).

(c) Fair Market Value. For purposes of this Section 1, the per share fair market value of the Warrant Shares shall mean:

(i) If the Company's Common Stock is publicly traded, the per share fair market value of the Warrant Shares shall be the average of the closing prices of the Common Stock as quoted on the Over-the-Counter Bulletin Board, or the principal exchange on which the Common Stock is listed, in each case for the fifteen trading days ending five trading days prior to the date of determination of fair market value;

(ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Warrant Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

(d) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2. Stock Fully Paid; Reservation of Shares. All of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price, be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Adjustments. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification. In the case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Warrant Shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of Warrant Shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(b) Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

4. Notice of Adjustments. Whenever the number of Warrant Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

5. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof) then such fractional share shall be rounded up to the nearest whole share.

6. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

7. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

(a) This Warrant and the Warrant Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b) The Holder understands that the Warrant and the Warrant Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant and the Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d) The Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant.

8. Restrictive Legend. The Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

9. Transfer, Restrictions Upon Transfer and Removal of Legend.

(a) In the event the Holder determines to sell, assign or otherwise transfer this Warrant, the Company need not register a transfer of this Warrant unless the conditions specified in such legend are satisfied, or the Company is otherwise reasonably satisfied that such transfer is not in violation of securities registration requirements of the Act. The Company may also instruct its transfer agent not to register the transfer of Warrant Shares bearing the restrictive legend set forth in Section 8 hereof unless one of the conditions specified in the legend referred to in Section 8 hereof is satisfied.

(b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel shall be necessary for a transfer without consideration by any Holder (i) if such Holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, or (ii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder.

10. Rights of Shareholders. No holder of this Warrant shall be entitled as a Warrant holder, to vote or receive dividends or be deemed the holder of any Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The holder of this Warrant will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

11. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's

address as set forth on the books of the Company, and (ii) if to the Company, at the address of its principal corporate offices (attention: Jerry Grisaffi, Chairman and CEO), or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

12. Registration Rights Agreement. For the term of this Warrant, the Holder shall have registration rights related to the Warrant Shares as follows:

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities (including any proposed registration of the Company's securities by or on behalf of any third party) under the Securities Act and the registration form to be used may be used for the registration of any of the Warrant Shares, the Company shall give prompt written notice to the Holders of its intention to effect such a registration and, subject to the terms of paragraphs(c) and (d) hereof, shall include in such registration all Warrant Shares with respect to which the Company has received written requests for inclusion therein ("Piggyback Registration") within 10 days after the receipt of the Company's notice.

(b) Piggyback Expenses. The registration expenses of the Holders shall be paid by the Company in all Piggyback Registrations.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration by the Holder, pro rata with all other common stockholders with Piggyback Registration rights on the basis of the number of shares requested to be included therein by each such holder, and (iii) third, other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of shares requested to be included therein.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the securities requested to be included in such registration by the Holder, pro rata with all other common stockholders with Piggyback Registration rights on the basis of the number of shares requested to be included therein by each such holder, and (iii) third, other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of shares requested to be included therein.

13. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada or of any other state.

Issued as of November 22, 2019.

RIGHT ON BRANDS, INC.

____

Name: JERRY GRISAFFI

Title: Chief Executive Officer

HOLDER: Alex Gyr

____

Name: Alex Gyr

Title: Individual

EXHIBIT A

NOTICE OF EXERCISE

TO: RIGHT ON BRANDS, INC.

[CURRENT ADDRESS]

1. The undersigned hereby elects to purchase ____________ Warrant Shares of RIGHT ON BRANDS, Inc. pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith or by concurrent wire transfer payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(b) of the Warrant.

3. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

(Name)

____

____

(Address)

4. The undersigned hereby represents and warrants that the aforesaid Warrant Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof.

____

Name:

Title:

Date: ______________________________

ALEX S GYR
3810 INWOOD RD APT 207
DALLAS, TX 75209-5806

1568
32-2/1110 TX
17367

Date 11/22/19

Pay to the order of Endo Brands Inc. $ 25,000.00

Twenty-Five thousand dollars ——— Dollars

Security Features Details on Back.

Harland Clarke

Bank of America

ACH R/T 111000025

Memo Zero coupon Note

Alex Gyr

MP

⑆111000025⑆ 004785492007⑈1568

Bank of America

Customer Receipt

All items are credited subject to verification, collection, and conditions of the Rules and Regulations of this Bank and as otherwise provided by law. Payments are accepted when credit is applied to outstanding balances and not upon issuance of this receipt. Transactions received after the Bank's posted cut-off time or Saturday, Sunday, and Bank Holidays, are dated and considered received as of the next business day.

Please retain this receipt until you receive your account statement.

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Tran 00080D 11/22/2019 14:44
Entity NTX CC 0002595 Tlr 00007
Account ********7155
R/T# 540930135
Deposit $25,000.00

IntRef 1V9A3X8A8M4V0C5TC64X46C

Member FDIC
95-14-2005B 10-2012